Thrivent Variable Life Account I

Supplement to Prospectus dated April 30, 2008 for

Thrivent Financial Variable Universal Life Insurance II

Please include this Supplement with your Prospectus.

Regarding Initial Premium

The Initial Premium language that appears on page 27 of your prospectus is amended as follows:

The following language is deleted:

We will issue your Contract if you meet all underwriting and other requirements. We issue Contracts only with a Date of Issue between the 1st and the 28th of any month. New Contracts that would otherwise receive a Date of Issue of the 29th through the 31st of any month will instead be given a Date of Issue of the first Valuation Date in the following month.

The above paragraph will be replaced in its entirety with the following:

We will issue your Contract if you meet all underwriting and other requirements. We issue Contracts only with a Date of Issue between the 1st and the 28th of any month. New Contracts that would otherwise receive a Date of Issue of the 29th through the 31st of any month will instead be given a Date of Issue of the 28th day of the month.

The date of this supplement is December 15, 2008.

Thrivent Financial for Lutherans

Service Center

4321 North Ballard Road

Appleton, WI 54919-0001

Toll-Free Telephone Number

(800)-847-4836

26390